                                                                    May 1, 2004

Dear Fellow ZF Shareholder:

   As announced in March, I was appointed president of The Zweig Fund and a director of the Fund's Board, bringing with me 23 years of investment experience. I am honored to serve the Fund, and committed to working closely with the Board and Fund Management to improve the Fund's performance and tax efficiency in the months and years ahead.

   The Fund recently announced a distribution of $0.010 payable on April 26, 2004, to shareholders of record on April 8, 2004. Including this distribution, the Fund's total payout since its inception is now $17.981.

   The April payout was the first under the new variable policy adopted by the Board last July to address growing tax consequences associated with the former fixed policy. The tax situation remains a concern, and we will continue to uphold the variable policy for the time being. At the same time, we are working to strengthen the Fund's performance and tax efficiency over the longer term.

   The Zweig Fund's net asset value increased 2.52% for the three months ended March 31, 2004, including the $0.046 distribution paid on January 12, 2004. During the same period, the Standard & Poor's 500 Index gained 1.69%, including dividends. In accordance with our policy of seeking reasonable returns while minimizing risk, the Fund's average exposure in U.S. common stocks during the quarter was approximately 70%. We also had an average exposure of 24% in U.S. government bonds.

   In the enclosed review, Dr. Martin Zweig and Carlton Neel provide market insights and details about the Fund's allocations and top holdings. At the Board's request, Dr. Zweig is working more closely with Mr. Neel and the portfolio management team with regard to the stock selection process for the portfolio. We are pleased by the future prospect of this collaboration.

   As always, we welcome your comments and feedback.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Fund, Inc.

                                 MARKET OUTLOOK

   The markets were on a roller coaster ride in the first quarter. After reaching a 23-month peak in mid-February, the markets stumbled, with the Dow Jones Industrial Average ending the period down 0.9% while the NASDAQ Composite Index was off 0.46%. The Standard & Poor's 500 Index gained 1.69%. It was the Dow's first down quarter since the first quarter of 2003 and the NASDAQ's first down quarter since the third quarter of 2002.

   Interest rates were not of any help. They started to back up and battered the market. Also, sentiment in the market became very optimistic. As a result of too much enthusiasm and too much euphoria, the market just finally hit the wall. The market also reacted to the difficult situation in Iraq, the bombings in Spain and the overhanging threats of terrorism at home and abroad.*

   At its March meeting the Federal Reserve again saw equal upside and downside risks for the economy as well as for deflation and inflation. Holding its federal funds rate at 1%, the lowest level in about 46 years, the Fed said it can be patient about raising rates. This reassured the markets that rates would not be raised in the near future. Given the strength of the economy, I found the Fed statement moderately surprising. However, employment numbers were not very good until the March report of the creation of 308,000 jobs. That report put more pressure on interest rates and helped push bond yields up dramatically. Apparently the Fed's attitude is that it will keep rates low until the job market shows more signs of life over a significant period.*

   I believe the Fed may not be entirely realistic about the threat of inflation. The Reuter's CRB Index of 17 commodities is up about 20% over the past year and nearly 40% over the last two years. Much of the strength in commodity prices can be traced to China. China's booming economy has created a tremendous demand for raw materials -- everything from steel scrap to petroleum to copper and paper. Oil prices have gone up a lot, which reflects stronger economies around the world. Meanwhile OPEC has threatened to cut back production by about a million barrels a month. Incidentally, I think oil price increases are more deflationary than inflationary. We cannot do without oil. If the oil price climbs, it means there is less money available for other goods, which would slow the economy. However, the higher oil prices were probably one more factor that hurt the stock market recently.*

   I believe that many investors are concerned about a possible Fed hike but the market hasn't done that badly when an initial boost follows a long period of low rates. The market has rallied on average one, three, six, nine and twelve months after the Fed's initial boost. Because it is concentrating on the strength of the economy, the market tends to shrug off the first rise. Eventually, if inflation picks up, which has happened many times in the past, the Fed keeps on hiking, which negatively impacts the market.*

   There has been a lot written that Fed chairman Alan Greenspan would not raise rates before the election because that would hurt President Bush's reelection chances. I disagree with that assumption. I don't believe Greenspan wants to raise rates but he would do so if he felt it was necessary. Checking the numbers, you find that the Fed has raised rates many times before an election. However, the uncertainty about the election outcome is another concern weighing on the market. I think the market is worried that if John Kerry is elected he may try to raise taxes, including the tax on dividends.*

   We are in a period of high trade and budget deficits. Although it has weakened the dollar, I am not overly concerned about the trade deficit -- we have had one for a long time. As for budget deficits, I believe they are fine when you prime the pump for a while trying to come out of a recession. When the economy strengthens, the budget deficits ideally should narrow and turn into surpluses. I don't know whether that will happen this time. Huge budget deficits are a long-term concern. To finance them, the Treasury has to sell more and more bonds and notes. This puts upward pressure on interest rates that can damage the economy.*

   Meanwhile, higher corporate earnings have bolstered the economy. Pre-tax corporate profits in the fourth quarter were 29% above the like 2002 quarter. It was the biggest quarterly increase since the first quarter of 1984. Some analysts attribute much of the gain to higher productivity, the weaker dollar, and outsourcing, rather than from core operations. As I see it, part of the rise is simply that it is a comparison with a very weak quarter. Estimates for the first quarter of this year indicate a gain of about 17%. I don't see why increased productivity should be a concern. It results in greater output without increasing inflation. Outsourcing, of course, does cut jobs and labor costs.*

   The question of outsourcing has been making headlines in the presidential race. Of the $125 billion annually in direct foreign investment by U.S. corporations, a growing portion has been directed to cheap labor and resources to make products and services for sale back to the U.S. To my mind, outsourcing is just a fact of life in the global economy and I don't see anything wrong with it. Since it does make it tougher to create jobs or raise pay, politicians want to make a big deal of it. If we didn't have outsourcing, we'd have more inflation and higher prices. So consumers benefit hugely from outsourcing. The problem is how to create more jobs in the U.S. One thing not talked about is the outsourcing into the U.S. There are many foreign companies with plants here that employ domestic workers. In fact, I just read about another Japanese auto company that will put up a new plant somewhere in the South and will create a lot of jobs here.*

   As far as earnings are concerned, I was pleased to see that the Financial Accounting Standards Board recently proposed that companies be required to expense the value of stock options they give to employees and executives. They should be expensed because they are an expense. Corporations are giving stock options to compensate people without using cash. In addition to artificially inflating profits, this hurts earnings per share by creating excess shares.*

   Americans invested more than $69 billion in stock mutual funds in the first two months of this year, according to the Investment Company Institute. An average of $5 billion a month after redemptions was the pace in 2003 and 2002. I don't think it is healthy when inflows get that high. It is most bullish for the market when inflows are nice and steady. When investors get too aggressive in buying, there is excess optimism, and that is a negative sign for the market. To put the latest figures in perspective, some of the inflow is seasonal. January and, to some extent, February, tend to be strong months because of reinvestment demand. So, while part of the increase is seasonal, the rest of the inflows are still high.*

   Net foreign purchases of U.S. stocks totaled $12.8 billion in January, down from $13.3 billion in December. That's not a figure to cause concern. As with domestic inflows, it is okay if foreigners buy more stocks. But if foreigners get too aggressive, they tend to be wrong, frequently buying at tops and selling at bottoms.*

   The Conference Board recently reported that the confidence of chief executives in the U.S. economy climbed to 73 in the first quarter from 66 in the previous quarter. It was the highest figure since 74 in the first quarter of 1983. Any number above 50 is considered bullish. This is a sentiment indicator. When the executives get too enthusiastic, it is usually not a good sign. They were very pessimistic near the market bottom about a year and a half ago. People are pretty confident about the economy when it is strong and the market is high. But the stock market is a discounting mechanism. It goes up ahead of the economy and generally goes down first. We have to be careful now because the economy is very strong and the market may weaken. However, the market usually doesn't start to go down until the Fed has been hiking for a while and that is not yet the case.*

   While executives express their confidence in the outlook, insiders in March sold $28.38 worth of stock for every dollar's worth they bought. It was the eleventh consecutive month where the sell/buy ratio topped twenty to one. In February, the sell/buy ratio was fifty to one. While a lot of buying and selling by insiders is normal, it is the amount of selling that is bothersome. Also, the buying has been rather miniscule. I see it as another negative sign.*

   Another figure to watch is margin debt. The New York Stock Exchange reported that margin debt increased 4.1% from December through February. At the end of February, debt balances in margin accounts reached $180 billion against $173 billion a year ago. Although a good portion of the debt was worked down during the bear market, I am not enthused about the overall level relative to, say, stock market assets. However it is very hard to evaluate this figure because of the many structural changes in the market. For example, we now have a significant number of hedge funds that stay market neutral. They have to sell short a great deal and wind up using margin debt. While it is hard to know the specifics of margin debt, I believe it is probably true that if it expands at a very rapid rate, it is usually not healthy. I don't think we are yet at that point.*

   We are also seeing increased initial public offerings. In the first quarter, 28 IPOs were floated, raising about $6.6 billion in proceeds, according to Dealogic. The current backlog includes 82 offerings from companies seeking to raise $12 billion. Offerings tend to get very high near market tops and are almost non-existent during market bottoms. I believe the quality of the stocks currently coming out is fairly high. It is not the kind of technology mania that we saw back in 1999. When a lot of speculative offerings come out, that is the time to worry. I don't think the present numbers are out of control. We have a long way to go for that particular indicator.*

   As with IPOs, we are seeing more U.S. based mergers and acquisitions. They totaled $290 billion in the first quarter. This was the most since the fourth quarter of 2002 when they amounted to $346 billion, according to Thomson Financial. As with everything else, you tend to get heavier merger dealings near bull market tops but you also see many in the middle of bull markets. When the market is in the doldrums, mergers tend to slacken off. Here, too, I don't think we are at a danger point in a merger craze; but it is getting closer.

   A good thing for the market is that dividend payments are going up. Standard & Poor's reports that in the first quarter 508 companies increased their dividends by 10.9%, more than the 458 in last year's first quarter and 17.9% over the first quarter of 2002. These increases are a direct result of the tax cut that has lowered the maximum tax on dividends to 15% at the federal level. That has really helped the stock market.*

   However, in my opinion, stocks are still overpriced. The average stock in the S&P currently trades at about 21 times the index's estimated earnings for 2004. This compares with the average historical price/earnings multiple of about 15. People will argue that because inflation and interest rates are fairly low, the market deserves a higher multiple. I agree to a point. But the multiples are high and, as previously mentioned, the earnings in many cases do not include the expense of stock options. So, I think the earnings numbers are inflated. I don't think that stocks can be considered cheap by any definition.

   There seems to have been a shift in market sentiment. The bullish sentiment of the American Association of Individual Investors fell from 84.8% in February, the highest reading since July 1987, to 58% in mid-March. Investors Intelligence reported that bulls in its polls fell below 50%, while the ratio of bulls to bears fell below 2 to 1. This was the lowest level since last spring. The decline in optimism followed the sell-off after the terrorist attack in Spain. While not exactly bullish, the numbers are way down from the extremes of optimism. I believe the move to more subdued levels is somewhat positive.*

   Among my indicators, the monetary model has shown some wear and tear; and the sentiment, which has improved in recent weeks, is still not very good. Momentum in the market is about neutral. If you add them together, the indicators are not that great. The very strong earnings are the most promising feature of the market. Normally, I would be very worried about this because it would tend to exacerbate inflation and prompt the Fed to hike rates. However, we haven't seen bad inflation (except in commodity prices and the March up tick in consumer prices) and the Fed doesn't seem ready to raise rates. If earnings stay high and interest rates remain low, it would really help the market.* The short rates are low because of the Fed, but the longer rates have been going up, and that's not great. Overall, my indicators are mostly in neutral territory.

Currently, we are at about 61% long in U.S. common stocks.

              Sincerely,




                 [SIGNATURE]

              /s/ Martin E. Zweig
              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   Our leading industry groups on March 31, 2004, included health care, financials, industrials, consumer discretionary and technology. During the quarter, we added to our holdings in health care and industrials and trimmed our positions in financials and technology. Aside from percentages held, the only change from the year-end listings is the replacement of consumer staples by industrials.

   Among individual companies, our top holdings on March 31 included Citigroup, Wells Fargo, Deere, Occidental Petroleum, PACCAR, Pfizer, Freeport-McMoRan, L-3 Communications, McKesson and UnitedHealth Group. During the quarter we added to our holdings in Deere, PACCAR, L-3 Communications, McKesson and UnitedHealth Group. Although Cisco Systems, Dell, Microsoft and Alcoa, which appeared on our previous report, are no longer listed in this top group, there has been no change in the number of shares held in these companies.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

--------
*Source: Zweig Consulting LLC

The preceding information is the opinion of fund management. There is no guarantee that market forecasts discussed will be realized.

                             THE ZWEIG FUND, INC.

                     INVESTMENTS AND SECURITIES SOLD SHORT

                                March 31, 2004
                                  (Unaudited)

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 INVESTMENTS
 DOMESTIC COMMON STOCKS                        73.93%
 CONSUMER DISCRETIONARY                         9.35%
    AnnTaylor Stores Corp.........................     150,000(a) $  6,420,000
    AutoZone, Inc.................................      35,000(a)    3,008,950
    Best Buy Co., Inc.............................      70,000       3,620,400
    GAP (The), Inc................................     242,000       5,304,640
    Home Depot, Inc...............................     160,000(b)    5,977,600
    Liz Claiborne, Inc............................      90,000       3,302,100
    Tribune Co....................................     120,000       6,052,800
    Viacom, Inc. Class B..........................     150,000       5,881,500
                                                                  ------------
                                                                    39,567,990
                                                                  ------------
 CONSUMER STAPLES                               6.15%
    Altria Group, Inc.............................      75,000(b)    4,083,750
    Coca-Cola Enterprises, Inc....................     220,000       5,317,400
    Kimberly-Clark Corp...........................      70,000       4,417,000
    PepsiCo, Inc..................................      58,900       3,171,765
    Procter & Gamble Co...........................      56,600       5,936,208
    Wal-Mart Stores, Inc..........................      52,000       3,103,880
                                                                  ------------
                                                                    26,030,003
                                                                  ------------
 ENERGY                                         5.72%
    ConocoPhillips................................      90,000       6,282,900
    Halliburton Co................................     160,000       4,862,400
    Kerr-McGee Corp...............................     120,000       6,180,000
    Occidental Petroleum Corp.....................     149,500       6,884,475
                                                                  ------------
                                                                    24,209,775
                                                                  ------------
 FINANCIALS                                    13.32%
    Allstate Corp.................................     135,000       6,137,100
    Bank of America Corp..........................      75,000       6,073,500
    Capital One Financial Corp....................      85,000(b)    6,411,550
    Citigroup, Inc................................     165,000       8,530,500
    First Tennessee National Corp.................     135,000       6,439,500
    Morgan Stanley................................      50,000       2,865,000
    National City Corp............................     165,000       5,870,700
    Wachovia Corp.................................     130,000       6,110,000

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 FINANCIALS (CONTINUED)
    Wells Fargo & Co..............................     140,200    $  7,945,134
                                                                  ------------
                                                                    56,382,984
                                                                  ------------
 HEALTH CARE                                   14.04%
    Amgen, Inc....................................     100,000(a)    5,817,000
    Angiotech Pharmaceuticals, Inc................     240,000(a)    5,858,400
    Bristol-Myers Squibb Co.......................     250,000       6,057,500
    C. R. Bard, Inc...............................      43,000       4,198,520
    Caremark RX, Inc..............................      90,000(a)    2,992,500
    CV Therapeutics, Inc..........................     149,500(a)    2,261,935
    McKesson Corp.................................     215,000       6,469,350
    Merck & Co., Inc..............................      85,000       3,756,150
    Mylan Laboratories, Inc.......................     260,000       5,909,800
    Pfizer, Inc...................................     190,000       6,659,500
    Transkaryotic Therapies, Inc..................     173,000(a)    2,968,680
    UnitedHealth Group, Inc.......................     100,000       6,444,000
                                                                  ------------
                                                                    59,393,335
                                                                  ------------
 INDUSTRIALS                                   10.50%
    Boeing Co.....................................     140,000       5,749,800
    Deere & Co....................................     100,000(b)    6,931,000
    L-3 Communications Holdings, Inc..............     110,000       6,542,800
    Lockheed Martin Corp..........................      70,000       3,194,800
    Norfolk Southern Corp.........................     275,000       6,074,750
    Northrop Grumman Corp.........................      29,000       2,854,180
    PACCAR, Inc...................................     120,000       6,748,800
    Waste Management, Inc.........................     210,000       6,337,800
                                                                  ------------
                                                                    44,433,930
                                                                  ------------
 INFORMATION TECHNOLOGY                         6.51%
    Amdocs Ltd....................................     220,000(a)    6,113,800
    Cisco Systems, Inc............................     269,000(a)    6,326,880
    Dell, Inc.....................................     186,000(a)    6,253,320
    Internet Security Systems, Inc................     203,000(a)    3,580,920
    Microsoft Corp................................     212,000       5,293,640
                                                                  ------------
                                                                    27,568,560
                                                                  ------------
 MATERIALS                                      4.52%
    Alcoa, Inc....................................     175,000       6,070,750
    Freeport-McMoRan Copper & Gold, Inc., Class B
      (Indonesia).................................     170,000(b)    6,645,300
    Georgia-Pacific Corp..........................     190,000       6,401,100
                                                                  ------------
                                                                    19,117,150
                                                                  ------------

                                                       Number of
                                                        Shares         Value
                                                     -----------    ------------
TELECOMMUNICATION SERVICES                     1.48%
   AT&T Corp.....................................        320,000    $  6,262,400
                                                                    ------------
UTILITIES                                      2.34%
   Entergy Corp..................................         52,900       3,147,550
   Exelon Corp...................................         65,000 (b)   4,476,550
   PPL Corp......................................         50,000       2,280,000
                                                                    ------------
                                                                       9,904,100
                                                                    ------------
       Total Domestic Common Stocks (cost $271,787,975).....         312,870,227
                                                                    ------------
FOREIGN COMMON STOCKS                          7.36%
CONSUMER DISCRETIONARY                         1.51%
   Honda Motor Co., Ltd. ADR (Japan).............        275,000 (b)   6,363,500
                                                                    ------------
ENERGY                                         1.74%
   Talisman Energy, Inc. (Canada)................         75,000       4,422,750
   Total S.A., ADR (France)......................         32,000       2,944,000
                                                                    ------------
                                                                       7,366,750
                                                                    ------------
INFORMATION TECHNOLOGY                         1.20%
   Nokia Corp., ADR (Finland)....................        251,000       5,090,280
                                                                    ------------
MATERIALS                                      2.91%
   BHP Billiton Ltd. (Australia).................        405,032       3,791,068
   Newcrest Mining Ltd. (Australia)..............        266,563       2,619,149
   Rio Tinto Ltd. (Australia)....................        128,086       3,364,868
   WMC Resources Ltd. (Australia)................        650,343 (a)   2,542,109
                                                                    ------------
                                                                      12,317,194
                                                                    ------------
       Total Foreign Common Stocks (cost $31,921,105).......          31,137,724
                                                                    ------------
PREFERRED STOCKS                               2.83%
FINANCIALS                                     2.83%
   ABN Amro North America, 144A, 8.75% Pfd.......        11,500 (c)   11,776,725
   Citibank NA Series A, 6.34% Pfd...............         2,000 (a)      202,375
                                                                    ------------
       Total Preferred Stocks (cost $12,461,173)............          11,979,100
                                                                    ------------

                                                       Principal
                                                        Amount
                                                     -----------
U.S. GOVERNMENT SECURITIES                    13.93%
   United States Treasury Notes, 12.75% 11/15/10
     (cost $60,111,683)..........................    $50,000,000      58,947,300
                                                                    ------------

                                                        Contracts        Value
                                                      ----------     ------------
OPTION -- CALLS                                0.02%
   Japanese Yen Call Option expiring 10/29/04 @ 90
     (cost $100,000)..............................       800,000(a)  $     88,000
                                                                     ------------

                                                        Principal
                                                         Amount
                                                      ----------
SHORT-TERM INVESTMENT                          1.91%
   Honeywell International, Inc., 1.02%, 4/01/04
     (cost $8,100,000)............................    $8,100,000        8,100,000
                                                                     ------------
       Total Investments (cost $384,481,936) -- 99.98%.......         423,122,351
       Securities Sold Short (proceeds $14,177,531) -- (3.43)%        (14,543,000)
       Other assets less liabilities -- 3.45%................          14,620,303
                                                                     ------------
       Net Assets -- 100%....................................        $423,199,654
                                                                     ============

--------
 (a) Non-income producing security.
 (b) Position, or portion thereof, with an aggregate market value of $28,715,580 has been segregated to collateralize securities sold short.
 (c) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions except from registration, normally to qualified institutional buyers. At March 31, 2004 these securities amounted to a value of $11,776,725 or 2.78% of net assets.

   Glossary:

   ADR -- American Depositary Receipt

   For Federal income tax purposes, the tax basis of investments owned at March 31, 2004 was $384,481,936 and net unrealized appreciation of investments consisted of:

                   Gross unrealized appreciation.. $46,867,676
                   Gross unrealized depreciation..  (8,227,261)
                                                   -----------
                   Net unrealized appreciation.... $38,640,415
                                                   ===========

                                                               Number of
                                                                Shares      Value
                                                               --------- -----------
SECURITIES SOLD SHORT                              3.43%
DOMESTIC COMMON STOCKS                             3.43%
FINANCIALS                                         2.18%
   Bank of New York Co., Inc. (The)........................     190,000  $ 5,985,000
   Marsh & McLennan Cos., Inc..............................      70,000    3,241,000
                                                                         -----------
                                                                           9,226,000
                                                                         -----------
HEALTH CARE                                        0.79%
   Medtronic, Inc..........................................      70,000    3,342,500
                                                                         -----------
INDUSTRIALS                                        0.46%
   Expeditors International of Washington, Inc. ...........      50,000    1,974,500
                                                                         -----------
       Total Securities Sold Short
         (proceeds $14,177,531)..................................        $14,543,000
                                                                         ===========

--------
   For Federal income tax purposes, the tax basis of securities held short at March 31, 2004 was $14,177,531 and net unrealized depreciation of investments consisted of:

                    Gross unrealized appreciation.. $      --
                    Gross unrealized depreciation..  (365,469)
                                                    ---------
                    Net unrealized depreciation.... $(365,469)
                                                    =========

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2004
                                  (Unaudited)

                                                                                   Net Asset Value
                                                             Total Net Assets       per share+
                                                         ------------------------- ---------------
Beginning of period: December 31, 2003..................              $416,707,064          $5.69
   Net investment income................................ $ 1,997,175               $ 0.03
   Net realized and unrealized gain on investments......   7,864,137                 0.11
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains......................................  (1,997,175)               (0.03)
   Tax return of capital................................  (1,371,547)               (0.02)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................          --                   --
                                                         -----------               ------
   Net increase in net assets/net asset value...........                 6,492,590           0.09
                                                                      ------------          -----
End of period: March 31, 2004...........................              $423,199,654          $5.78
                                                                      ============          =====

--------
  +  Per share data are being calculated based on average share method.

--------------------------------------------------------------------------------

                                KEY INFORMATION
1-800-272-2700 Zweig Shareholder Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Daniel T. Geraci
President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Nancy J. Engberg
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1375                                                              4902-1Q-04

      Quarterly Report



      Zweig

      The Zweig Fund, Inc.


      March 31, 2004


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